Exhibit 99.1
Release: Immediate

Contact:	Robert Friess (investment community)	David Miller (editorial/media)
	(408) 986-7977	(408) 563-9582
APPLIED MATERIALS ANNOUNCES RESULTS
FOR THIRD QUARTER OF FISCAL 2008
•	Net Sales: $1.85 billion (28% decrease year over year; 14% decrease quarter over quarter)

•	Net Income: $165 million (65% decrease year over year; 46% decrease quarter over quarter)

•	EPS: $0.12 ($0.22 decrease year over year; $0.10 decrease quarter over quarter)

•	New Orders: $2.03 billion (11% decrease year over year; 16% decrease quarter over quarter)
     SANTA CLARA, Calif., August 12, 2008 — Applied Materials, Inc. reported results for its third fiscal quarter ended July 27, 2008. Net sales were $1.85 billion, down 28 percent from $2.56 billion for the third quarter of fiscal 2007, and down 14 percent from $2.15 billion for the second quarter of fiscal 2008. Gross margin for the third quarter of fiscal 2008 was 40.2 percent, down from 47.5 percent for the third quarter of fiscal 2007, and down from 45.0 percent for the second quarter of fiscal 2008. Net income for the third quarter of fiscal 2008 was $165 million, or $0.12 per share, down from net income of $474 million, or $0.34 per share, for the third quarter of fiscal 2007, and down from net income of $303 million, or $0.22 per share, for the second quarter of fiscal 2008.
     New orders of $2.03 billion for the third quarter of fiscal 2008 decreased 11 percent from $2.28 billion for the third quarter of fiscal 2007, and decreased 16 percent from $2.41 billion for the second quarter of fiscal 2008. Regional distribution of new orders for the third quarter of fiscal 2008 was: Japan 21 percent, North America 19 percent, Korea 17 percent, Southeast Asia and China 17 percent, Europe 16 percent, and Taiwan 10 percent. Backlog at the end of the third quarter of fiscal 2008 was $4.74 billion, compared to $4.59 billion at the end of the second quarter of fiscal 2008.
     “Applied Materials delivered financial and operational performance that was in line with our quarter forecast during a difficult semiconductor industry environment,” said Mike Splinter, president and CEO. “While our silicon business was down, revenues increased in our display, service and solar businesses. We made significant progress in our solar division during the quarter, substantially increasing the number of crystalline silicon systems shipped and enabling start-up production on the first four SunFab™ Thin Film lines at customer sites. We are focused on operational execution, and we are taking advantage of opportunities to expand our leadership with next-generation innovations in silicon, display and solar.”
     Non-GAAP net income for the third quarter of fiscal 2008 was $228 million, or $0.17 per share, compared to non-GAAP net income of $518 million, or $0.37 per share, for the third quarter of fiscal 2007, and $362 million or $0.26 per share for the second quarter of fiscal 2008. Non-GAAP adjustments are explained below and detailed in the accompanying Reconciliation of GAAP to Non-GAAP Results.

     Results by reportable segment for the third quarter of fiscal 2008, the second quarter of fiscal 2008, and the third quarter of fiscal 2007 were:

	Three Months Ended			Three Months Ended			Three Months Ended
	July 27, 2008			April 27, 2008			July 29, 2007
			Operating			Operating			Operating
	New	Net	Income	New	Net	Income	New	Net	Income
	Orders	Sales	(Loss)	Orders	Sales	(Loss)	Orders	Sales	(Loss)
(In millions)
Silicon	$793	$756	$172	$1,061	$1,268	$448	$1,614	$1,772	$702

Applied Global Services	541	607	145	602	599	159	559	599	155

Display	374	311	103	493	198	59	58	161	34

Energy and Environmental Solutions	322	174	(85)	257	85	(71)	53	29	(29)
     Effective in the first quarter of fiscal 2008, Applied changed its management reporting system for services, with all service results reported in the Applied Global Services segment. Fiscal 2007 segment information has been reclassified to conform to the fiscal 2008 presentation.
     Non-GAAP net income and non-GAAP EPS, detailed in the accompanying Reconciliation of GAAP to Non-GAAP Results, exclude charges related to (i) equity-based compensation, (ii) certain items associated with acquisitions, including amortization of intangibles and inventory fair value adjustments on products sold, (iii) restructuring and asset impairments, (iv) certain costs associated with ceasing development of beamline implant products, and/or (v) the resolution of income tax audits and changes in tax credits. Management uses non-GAAP net income and non-GAAP EPS to evaluate the company’s operating and financial performance in light of business objectives and for planning purposes. These measures are not in accordance with GAAP and may differ from non-GAAP methods of accounting and reporting used by other companies. Applied believes that these measures enhance investors’ ability to review the company’s business from the same perspective as the company’s management and facilitate comparisons of this period’s results with prior periods. The presentation of this additional information should not be considered a substitute for net income or EPS prepared in accordance with GAAP.
     Applied Materials will discuss its fiscal 2008 third quarter results, along with its outlook for the fourth quarter of fiscal 2008, on the earnings call today beginning at 1:30 p.m. Pacific Daylight Time. A webcast of the earnings call will be available at www.appliedmaterials.com.
     This press release contains forward-looking statements, including statements regarding Applied’s performance, operational execution, products, strategic position and opportunities, and the industry outlook. Forward-looking statements may contain words such as “expect,” “believe,” “may,” “should,” “will,” “forecast” or similar expressions, and include the assumptions that underlie such statements. These statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including but not limited to: the level of demand for nanomanufacturing technology products, which is subject to many factors, including global economic and market conditions, business and consumer spending, demand for electronic products and semiconductors, governmental renewable energy policies and incentives, and geopolitical uncertainties; customers’ utilization rates and capacity requirements, including capacity utilizing the latest technology; customers’ ability to acquire sufficient capital, obtain regulatory approvals and/or fulfill infrastructure requirements; variability of operating results among the company’s segments caused by differing conditions in the served markets; the successful implementation and effectiveness of initiatives to enhance global operations and efficiencies; the successful performance of acquired businesses and joint ventures; Applied’s ability to (i) develop, deliver and support a broad range of products, expand its markets and develop new markets, (ii) maintain effective cost controls and timely align its cost structure with business conditions, (iii) plan and manage its resources and production capability, including its supply chain, (iv) obtain and protect intellectual property rights in key technologies, and (v) attract, motivate and retain key employees; and other risks described in Applied Materials’ SEC filings, including its reports on Forms 10-K, 10-Q and 8-K. All forward-looking statements are based on management’s estimates, projections and assumptions as of the date hereof. The company undertakes no obligation to update any forward-looking statements.
     Applied Materials, Inc. (Nasdaq:AMAT) is the global leader in Nanomanufacturing Technology™ solutions with a broad portfolio of innovative equipment, services and software products for the fabrication of semiconductor chips, flat panel displays, solar photovoltaic cells, flexible electronics and energy-efficient glass. At Applied Materials, we apply Nanomanufacturing Technology to improve the way people live. Learn more at www.appliedmaterials.com.

APPLIED MATERIALS, INC.
CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS

	Three Months Ended		Nine Months Ended
	July 27,	July 29,	July 27,	July 29,
(In thousands, except per share amounts)	2008	2007	2008	2007

Net sales	$1,848,168	$2,560,984	$6,085,563	$7,367,812
Cost of products sold	1,105,854	1,344,594	3,441,440	3,952,274

Gross margin	742,314	1,216,390	2,644,123	3,415,538

Operating expenses:
Research, development and engineering	268,559	292,584	828,900	871,195
Marketing and selling	115,944	115,969	359,271	334,988
General and administrative	129,341	134,359	367,352	375,561
Restructuring and asset impairments	138	1,616	49,634	23,382

Income from operations	228,332	671,862	1,038,966	1,810,412

Pre-tax loss of equity method investment	6,308	7,348	25,660	17,209
Interest expense	4,859	10,075	15,660	29,388
Interest income	25,399	32,468	88,383	96,593

Income before income taxes	242,564	686,907	1,086,029	1,860,408

Provision for income taxes	77,796	213,392	356,378	571,973

Net income	$164,768	$473,515	$729,651	$1,288,435

Earnings per share:
Basic	$0.12	$0.34	$0.54	$0.92
Diluted	$0.12	$0.34	$0.53	$0.91

Weighted average number of shares:
Basic	1,350,526	1,385,519	1,359,492	1,397,890
Diluted	1,367,557	1,407,264	1,375,656	1,415,720

APPLIED MATERIALS, INC.
CONSOLIDATED CONDENSED BALANCE SHEETS

	July 27,	October 28,
(In thousands)	2008	2007

ASSETS

Current assets:
Cash and cash equivalents	$1,140,532	$1,202,722
Short-term investments	1,157,143	1,166,857
Accounts receivable, net	1,581,213	2,049,427
Inventories	1,853,316	1,313,237
Deferred income taxes	438,167	426,471
Income taxes receivable	72,717	—
Other current assets	380,787	448,879

Total current assets	6,623,875	6,607,593

Long-term investments	1,426,631	1,362,425
Property, plant and equipment	2,804,742	2,782,204
Less: accumulated depreciation and amortization	(1,714,280)	(1,730,962)

Net property, plant and equipment	1,090,462	1,051,242

Goodwill, net	1,175,777	1,006,410
Purchased technology and other intangible assets, net	419,756	373,178
Equity method investment	89,400	115,060
Deferred income taxes and other assets	172,540	146,370

Total assets	$10,998,441	$10,662,278

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Current portion of long-term debt	$981	$2,561
Accounts payable and accrued expenses	2,790,984	2,221,516
Income taxes payable	119,411	157,549

Total current liabilities	2,911,376	2,381,626

Long-term debt	201,926	202,281
Other liabilities	344,344	256,962

Total liabilities	3,457,646	2,840,869

Stockholders’ equity:
Common stock	13,417	13,857
Additional paid-in capital	5,060,833	4,658,832
Retained earnings	11,350,019	10,863,291
Treasury stock	(8,875,052)	(7,725,924)
Accumulated other comprehensive income/(loss)	(8,422)	11,353

Total stockholders’ equity	7,540,795	7,821,409

Total liabilities and stockholders’ equity	$10,998,441	$10,662,278

APPLIED MATERIALS, INC.
CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS

	Nine Months Ended
	July 27,	July 29,
(In thousands)	2008	2007

Cash flows from operating activities:
Net income	$729,651	$1,288,435
Adjustments required to reconcile net income to cash provided by operating activities:
Depreciation and amortization	240,039	187,310
Loss on fixed asset retirements	27,880	15,961
Restructuring and asset impairments	49,634	23,382
Deferred income taxes	(60,886)	(6,234)
Excess tax benefits from equity-based compensation plans	(5,406)	(16,990)
Acquired in-process research and development expense	—	4,900
Net recognized (gain) loss on investments	(1,244)	5,097
Pretax loss of equity-method investment	25,660	17,209
Equity-based compensation	135,165	130,308
Changes in operating assets and liabilities, net of amounts acquired:
Accounts receivable, net	534,104	(189,308)
Inventories	(504,555)	46,331
Other current assets	77,593	(36,810)
Other assets	(4,383)	3,019
Accounts payable and accrued expenses	402,924	129,120
Income taxes	(66,603)	(78,212)
Other liabilities	4,578	8,380

Cash provided by operating activities	1,584,151	1,531,898

Cash flows from investing activities:
Capital expenditures	(209,512)	(204,236)
Cash paid for acquisitions, net of cash acquired	(235,324)	(136,828)
Proceeds from disposition of assets held for sale	—	23,358
Proceeds from sales and maturities of investments	2,162,900	2,114,602
Purchases of investments	(2,257,097)	(2,376,791)

Cash used in investing activities	(539,033)	(579,895)

Cash flows from financing activities:
Short-term debt repayments	(1,854)	(250)
Proceeds from common stock issuances	334,575	436,443
Common stock repurchases	(1,199,984)	(931,996)
Excess tax benefits from equity-based compensation plans	5,406	16,990
Payment of dividends to stockholders	(245,559)	(222,537)

Cash used in financing activities	(1,107,416)	(701,350)

Effect of exchange rate changes on cash and cash equivalents	108	559

Increase/(decrease) in cash and cash equivalents	(62,190)	251,212
Cash and cash equivalents — beginning of period	1,202,722	861,463

Cash and cash equivalents — end of period	$1,140,532	$1,112,675

Supplemental cash flow information:
Cash payments for income taxes	$349,914	$653,351
Cash payments for interest	$7,243	$14,081

APPLIED MATERIALS, INC.
RECONCILIATION OF GAAP TO NON-GAAP RESULTS

	Three Months Ended			Nine Months Ended
	July 27,	April 27,	July 29,	July 27,	July 29,
(In thousands, except per share amounts)	2008	2008	2007	2008	2007

Non-GAAP Net Income

Reported net income (GAAP basis)	$164,768	$302,507	$473,515	$729,651	$1,288,435
Equity-based compensation expense	46,121	50,322	47,485	135,165	130,307
Certain items associated with acquisitions [1]	41,109	31,144	18,911	103,291	56,016
Restructuring and asset impairments [2,3,4]	138	510	1,616	49,634	23,382
Costs associated with ceasing development of beamline implant products [5]	156	259	6,373	1,436	56,672
Resolution of audits of prior years’ income tax filings[6]	—	—	(6,379)	—	(36,242)
Income tax effect of non-GAAP adjustments	(24,601)	(23,142)	(23,137)	(85,069)	(85,810)

Non-GAAP net income	$227,691	$361,600	$518,384	$934,108	$1,432,760

Non-GAAP Net Income Per Diluted Share

Reported net income per diluted share (GAAP basis)	$0.12	$0.22	$0.34	$0.53	$0.91
Equity-based compensation expense	0.02	0.03	0.02	0.07	0.07
Certain items associated with acquisitions	0.02	0.02	0.01	0.05	0.03
Restructuring and asset impairments	—	—	—	0.02	0.01
Costs associated with ceasing development of beamline implant products	—	—	—	—	0.03
Resolution of audits of prior years’ income tax filings	—	—	—	—	(0.03)

Non-GAAP net income — per diluted share	$0.17	$0.26	$0.37	$0.68	$1.01
Shares used in diluted shares calculation	1,367,557	1,373,314	1,407,264	1,375,656	1,415,720

[1]	Incremental charges attributable to acquisitions consisting of inventory fair value adjustments on products sold and amortization of purchased intangible assets. Results for the nine months ended July 29, 2007 included an in-process research and development charge of $5 million associated with the acquisition of the software division of Brooks Automation, Inc. in the second fiscal quarter of 2007.

[2]	Results for the nine months ended July 27, 2008 included restructuring charges of $38 million associated with a global cost reduction plan.

[3]	Results for the fiscal quarters ended July 27, 2008, April 27, 2008 and July 29, 2007 included restructuring and asset impairment charges of $138,000, $510,000 and $2 million, respectively, associated with ceasing development of beamline implant products. Results for the nine months ended July 27, 2008 and July 29, 2007 included restructuring and asset impairment charges of $12 million and $27 million, respectively, associated with ceasing development of beamline implant products.

[4]	Results for the nine months ended July 29, 2007 included a net benefit of $3 million from the sale of the Hillsboro, Oregon facility.

[5]	Results for the fiscal quarters ended July 27, 2008, April 27, 2008 and July 29, 2007 included other operating charges of $156,000, $259,000, and $6 million, respectively, associated with ceasing development of beamline implant products. Results for the nine months ended July 27, 2008 and July 29, 2007 included other operating charges of $1 million and $57 million, respectively, associated with ceasing development of beamline implant products.

[6]	Results for the nine months ended July 29, 2007 consisted of a $30 million benefit from the resolution of audits of prior years’ income tax filings and a $6 million benefit related to the retroactive reinstatement to January 1, 2006 of the research and development tax credit.